ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Due to buyer of KAG arising from disposal of KAG (Note 3)	$ 2,162	$ 4,158
Loan payable	205	211
Accrued professional fee	494	587
Individual income tax payable	2,207	2,207
Used car services payables		284
Other taxes payable		135
Others	2,682	1,321
Total	$ 7,750	$ 8,903